SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 4, 2002 (September 4, 2002)

Toymax International, Inc
(Exact name of registrant as specified in its charter)

Delaware	0-23215	11-3391335
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 456-7799

TOYMAX INTERNATIONAL, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
SEPTEMBER 4, 2002

ITEMS IN FORM 8-K

ITEM 5. OTHER EVENTS

     On September 4, 2002, JAKKS Pacific, Inc., Toymax International, Inc and JP/TII Acquisition Corp. agreed to extend the deadline to complete JAKKS’ acquisition of Toymax from September 30, 2002 to December 31, 2002. This Current Report on Form 8-K incorporates by reference JAKKS’ press release dated September 4, 2002 relating to extending the deadline for JAKKS to complete the acquisition of Toymax. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

     (a)  Exhibits

Exhibit
Number	Description

99.1	Press Release of JAKKS Pacific, Inc. dated September 4, 2002 relating to the Company’s extending the deadline to complete its acquisition of Toymax (1)

(1)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2002

TOYMAX INTERNATIONAL, INC

By:	/s/ JOEL M. BENNETT

Joel M. Bennett Executive Vice President

Exhibit Index

Exhibit
Number	Description

99.1	Press Release of JAKKS Pacific, Inc. dated September 4, 2002 relating to the Company’s extending the deadline to complete its acquisition of Toymax (2)

(1)	Filed herewith.